-----------------------------------
                      Semiannual Report February 28, 1998
                      -----------------------------------

                                  OPPENHEIMER
                                   Developing
                                  Markets Fund


                               [GRAPHIC OF GLOBE]

                            [OPPENHEIMER FUNDS LOGO]

Report highlights
--------------------------------------------------------------------------------

Contents
   3             President's Letter
   4             Fund Performance
   6             An Interview with the Fund's Managers
  11             Statement of Investments
  16             Statement of Assets and Liabilities
  18             Statement of Operations
  19             Statements of Changes in Net Assets
  20             Financial Highlights
  22             Notes to Financial Statements
  30             Officers and Trustees
  32             Information and Services


[bullet] 1st Quartile Ranking: Lipper Analytical Services ranked the Fund's Class A shares 9 out of 142 in the emerging markets fund category for the one-year period ended March 31, 1998.(1)

[bullet] Highly Diversified Fund: By holding stocks in more than two dozen countries around the world, we believe we are able to help reduce volatility and risk in the portfolio.

[bullet] Our Best-Performing Areas: financial services, media and drug and medical companies presented the best opportunities for the Fund during the past six months.


Cumulative Total Returns

For the 6-Month Period
Ended 2/28/98

Class A
   Without           With
Sales Chg.(2)     Sales Chg.(3)
   (6.22)%         (11.61)%

Class B
   Without           With
Sales Chg.(2)    Sales Chg.(3)
  (6.63)%         (11.10)%

Class C
   Without           With
Sales Chg.(2)    Sales Chg.(3)
   (6.63)%          (7.52)%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 9 of 142 (one-year) among emerging markets funds for the period ended March 31, 1998. Past performance does not guarantee future results.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% service fee.


2  Oppenheimer Developing Markets Fund

Dear shareholder,
--------------------------------------------------------------------------------


[PHOTO OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Developing Markets Fund

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


Bridget A. Macaskill
March 20, 1998

3  Oppenheimer Developing Markets Fund

Performance update
--------------------------------------------------------------------------------

Oppenheimer Developing Markets Fund, like most emerging market funds, experienced some difficulty over the past six months, due primarily to concerns in Asia. However, the Fund has weathered the storm much better than many of its competitors. For the six-month period ending February 28, 1998, the Fund's Class A shares had a cumulative total return, without sales charges, of (6.22)%.(2) This compares to the IFC Emerging Markets Investable Composite Total Return Index of (14.16)% for the same period.(3)


Avg Annual Total Returns
For the Periods Ended 3/31/98(1)

Class A       Since
 1 year     Inception
  3.39%      14.62%

Class B       Since
 1 year     Inception
  3.76%      15.89%

Class C       Since
 1 year     Inception
  7.76%      18.72%


Top 10 Industries(4)
-----------------------------------------------------------------
Banks                    14.7%    Telephone-Utility          5.9%
-----------------------------------------------------------------
Diversified Financial     9.4     Healthcare/Drugs           5.6
-----------------------------------------------------------------
Media                     8.8     Electric Utilities         4.1
-----------------------------------------------------------------
Autos & Housing           7.3     Insurance                  3.5
-----------------------------------------------------------------
Food                      6.2     Oil-Integrated             2.8
-----------------------------------------------------------------

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A, B and C shares were first publicly offered on 11/18/96. Class B returns include the applicable contingent deferred sales charge of 5% for the 1-year period, and 4% since inception. Class C returns include the contingent deferred sales charge of 1% for the one year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% service fee.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. The IFC Emerging Markets Investable Composite Total Return Index is a broad-based, unmanaged index of emerging market stocks including reinvestment of net dividends, and cannot be purchased by investors. Past performance does not guarantee future results.


4  Oppenheimer Developing Markets Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Developing Markets Fund is for investors who are looking for long-term growth opportunities in emerging markets.

Region Breakdown(4)

[TABULAR REPRESENTATION OF PIE CHART]

Latin America          33.7%
Asia                   20.3
United States/
Canada                 16.6
Emerging Europe        14.7
Middle East/
Africa                 13.2
Europe                  1.5


What We Look For

[bullet] Anticipated long-term, sustainable earnings growth for a reasonable price.

[bullet] Quality companies in good businesses with strong management.

[bullet] Diversification to help lower the volatility of emerging markets and other foreign investment risks, such as currency fluctuations.


Top 10 Stock Holdings(4)
-----------------------------------------------------------------------------
Industrial Credit &                     Dairy Farm International
Investment Corp. of India       4.0%    Holdings Ltd.                   2.3%
-----------------------------------------------------------------------------
Lusomundo SGPS SA               3.4     Cia Paranaense Energia,
                                        Sponsored ADR,
                                        Preference B                    2.3
-----------------------------------------------------------------------------
Grupo TeleVisa SA,
Sponsored GDR                   2.6     Cia Electricidade Da Bahia      1.8
-----------------------------------------------------------------------------
Banco Totta & Acores,                   Banco BHIF, Sponsored
B Shares                        2.6     ADR                             1.7
-----------------------------------------------------------------------------
Telecommunicacoes                       Dr. Reddy's Laboratories
Brasileiras SA                  2.6     Ltd.                            1.7
-----------------------------------------------------------------------------

4. Portfolio is subject to change. Percentages are as of February 28, 1998 and are based on total market value of investments.


5  Oppenheimer Developing Markets Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed?

We were reasonably pleased with the performance of Oppenheimer Developing Markets Fund during the past six months, despite fairly difficult conditions in emerging markets around the world. As of February 28, 1998, the Fund ranked among the top-performing diversified emerging markets funds. For the six month period ending February 28, 1998, the Fund's Class A shares had a cumulative total return, without sales charges, of (6.22)%.(1) While the Fund's negative return may be unsettling, by contrast, the IFC Emerging Markets Investable Composite Total Return Index posted a loss of (14.16)% during the same period.(2)

[CALLOUT]
"While we were concerned about prospects in Asia generally, we remain invested in a few Asian companies."
[END CALLOUT]

        We believe we achieved such strong relative performance thanks to our philosophy of buying "good companies in good businesses at good prices" in diversified markets around the world.

How has your strategy contributed to the Fund's positive performance?

The key has been buying the best companies for the long term at the bargain prices. Typically, such companies can perform well, even in turbulent times. Accordingly, we maintain a "bottom up" investment strategy, evaluating the business fundamentals of companies one at a time. The market in which each is situated is a secondary consideration. For example, while we have been very concerned about prospects in Asia generally, we remain invested in a few Asian companies we think have

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. The IFC Emerging Markets Investable Composite Total Return Index is a broad-based, unmanaged index of emerging market stocks including reinvestment of net dividends, and cannot be purchased by investors. Past performance does not guarantee future results.


6  Oppenheimer Developing Markets Fund

[PHOTO OF FRANK JENNINGS AND RAJEEV BHAMAN]
Portfolio Management
Team (l to r)
Frank Jennings and
Rajeev Bhaman


steady, long-term growth prospects. We bought the stock of Dairy Farm, an Asian-based supermarket chain, when new management focused more sharply on the company's bottom line. Although the company operates in an environment where local currencies have fallen sharply against the U.S. dollar, its stock has recently climbed strongly in U.S. dollar terms.

        At the same time, we have tried to maintain a highly diversified portfolio to reduce volatility and risk. At present, we hold stocks in more than two dozen countries around the world. Our holdings are most heavily weighted in Brazil, India, Mexico and Portugal. Of these, Portugal has been the strongest performer during the last six months. Since it's likely to be an early entrant into the European Monetary Union, the cost of capital has fallen rapidly there, providing a powerful boost to the country's growth. The Fund has capitalized with holdings like Banco Espirito Santo, one of Portugal's best run banks.

In what types of businesses has the Fund invested?

Our largest holdings were among companies in the financial services area. Because of their core businesses, these companies often possess preferential access to business knowledge and can employ leverage to put their capital to work more efficiently. In many parts of the world, they also stand in a privileged position in relation to their national governments. As a result, financial services companies tend to perform well when the local economy thrives. We strive to identify


7  Oppenheimer Developing Markets Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

well-organized and well-managed companies that can provide capital and services at a competitive cost.

        Another area of concentration for the Fund has been the media business, particularly companies that provide high quality content and delivery. One such company, Grupo TeleVisa, is currently among our largest holdings. This leading Mexican broadcaster is the world's largest Spanish-language content provider--a market we expect to grow as the Spanish-speaking world grows wealthier.

        Drug and medical companies are yet another focus of our global perspective. We look for companies that provide unique formulations, produce products more cost-efficiently than competitors, or have markets in which they show particular strength.

[CALLOUT]

"We don't play
a market timing
game . . ."
[END CALLOUT]

How has the Asian crisis impacted today's emerging markets?

A number of markets where we invest have been suffering from the recent market pullbacks and currency devaluations in Asia's emerging markets. Some lenders and investors have failed to differentiate between various emerging markets. Observing the problems in Asia, they have become concerned that a country like Brazil may also be vulnerable to devaluation due to its large deficit and an arguably overvalued currency. Accordingly, less money has flowed into the Brazilian economy and the availability of credit has tightened. That tightening of credit, in turn, has raised concerns about the ability of companies to obtain the capital they need to operate and grow, and the country's market as a whole has suffered. Our stocks in Brazil, and many other emerging markets, have fallen as a result.



8  Oppenheimer Developing Markets Fund

How is the Fund responding?

Generally speaking, we remain dedicated to our philosophy of buying the best companies we can for the long term. We don't play a market timing game by jumping in and out of markets based on short-term predictions. We typically do not hedge against currency movements. We prefer to make an investment decision on individual company prospects, rather than on currency movements.

[CALLOUT]

". . . we prefer
to make an investment decision based
on individual company prospects."
[END CALLOUT]

What is your outlook for the Fund?

In Southeast Asia, domestic political realities are making it difficult for countries to implement necessary economic restructuring. As a result, the situation remains problematic and we are finding fewer attractive investments in the region. However, over time, we believe that the consequences of the Asian crisis will have a relatively positive impact on economies elsewhere because the lower cost of Asian goods and services is likely to keep global inflation and interest rates in check. We believe that should create favorable conditions for growth, especially among countries with relatively large domestic sectors.

        We continue to have a great deal of confidence in our disciplined strategy of building the portfolio one company and one investment at a time. Temporary ups and downs are inevitable, given the nature of markets. But quality companies are most likely to survive difficult times and outperform when conditions warrant. We believe our approach positions Fund shareholders to benefit from the diversity and strengths of the world's emerging markets . . . which is why we believe Oppenheimer Developing Markets Fund is part of The Right Way to Invest.



9  Oppenheimer Developing Markets Fund

Financials
-------------------------------------------------------------------------------


10  Oppenheimer Developing Markets Fund

Statement of Investments February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                        Market Value
                                                         Shares         See Note 1
====================================================================================
Common Stocks--83.9%
------------------------------------------------------------------------------------
Basic Materials--1.6%
------------------------------------------------------------------------------------
Gold & Platinum--1.2%
Driefontein Consolidated Ltd.(1)                           108,700      $  701,714
------------------------------------------------------------------------------------
Metals--0.4%
De Beers Consolidated Mines Ltd., ADR                       11,500         229,281
------------------------------------------------------------------------------------
Consumer Cyclicals--17.8%
------------------------------------------------------------------------------------
Autos & Housing--7.3%
Brazil Realty SA, GDR(2)                                    33,800         747,683
------------------------------------------------------------------------------------
Courts (Singapore) Ltd.                                  2,306,000         938,894
------------------------------------------------------------------------------------
Ellerine Holdings Ltd.                                      88,000         773,771
------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA, Sponsored GDR       25,332         883,454
------------------------------------------------------------------------------------
Solidere, GDR(2)                                            79,800         999,495
                                                                        ------------
                                                                         4,343,297
------------------------------------------------------------------------------------
Leisure & Entertainment--1.6%
CDL Hotels International Ltd.                            2,678,000         977,122
------------------------------------------------------------------------------------
Media--8.9%
Grupo Radio Centro SA de CV, Sponsored ADR                  53,000         824,813
------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)(2)                      44,500       1,557,500
------------------------------------------------------------------------------------
Lusomundo SGPS SA(1)                                       189,000       2,034,390
------------------------------------------------------------------------------------
Times Publishing Ltd.                                      440,000         868,592
                                                                        ------------
                                                                         5,285,295
------------------------------------------------------------------------------------
Consumer Non-Cyclicals--18.0%
------------------------------------------------------------------------------------
Beverages--2.0%
Serm Suk Public Co. Ltd.                                    71,800         709,670
------------------------------------------------------------------------------------
Vina Concha y Toro SA, ADR                                  17,000         493,000
                                                                        ------------
                                                                         1,202,670
------------------------------------------------------------------------------------
Food--6.2%
Cresud SA(1)                                               450,000         891,433
------------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                   1,164,000       1,396,800
------------------------------------------------------------------------------------
Makro Atacadista SA                                         91,000         887,250
------------------------------------------------------------------------------------
Rolimpex SA(1)                                             250,000         517,605
                                                                        ------------
                                                                         3,693,088


11  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

                                                                        Market Value
                                                         Shares         See Note 1
------------------------------------------------------------------------------------
Healthcare/Drugs--5.7%
Cheminor Drugs Ltd.(1)                                     152,850      $  504,968
------------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.                              113,000       1,024,466
------------------------------------------------------------------------------------
Glaxo (India) Ltd.(1)                                          916           8,345
------------------------------------------------------------------------------------
Lavipharm, SA(1)                                           159,300         941,358
------------------------------------------------------------------------------------
Pfizer Ltd.                                                    384           4,704
------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR                    21,000         882,000
                                                                        ------------
                                                                         3,365,841
------------------------------------------------------------------------------------
Household Goods--2.6%
Grupo Casa Autrey, SA                                       48,500         727,500
------------------------------------------------------------------------------------
Pond's (India) Ltd.                                         28,000         821,321
                                                                        ------------
                                                                         1,548,821
------------------------------------------------------------------------------------
Tobacco--1.5%
Eastern Tobacco                                             24,500         543,370
------------------------------------------------------------------------------------
Papastratos Cigarettes SA                                   18,800         320,217
                                                                        ------------
                                                                           863,587
------------------------------------------------------------------------------------
Energy--3.8%
------------------------------------------------------------------------------------
Energy Services & Producers--0.9%
Gazprom, ADR(2)                                             26,795         555,996
------------------------------------------------------------------------------------
Oil-Integrated--2.9%
Energy Africa Ltd.(1)                                      110,000         361,731
------------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                 17,650         399,803
------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                       4,160,000         938,633
                                                                        ------------
                                                                         1,700,167
------------------------------------------------------------------------------------
Financial--27.9%
------------------------------------------------------------------------------------
Banks--14.8%
Amalgamated Banks of South Africa Ltd.                     109,000         838,205
------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                           73,722,790         626,232
------------------------------------------------------------------------------------
Banco de Galicia y Buenos Aires SA de CV,
  Sponsored ADR                                             17,977         444,943
------------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de Lisboa SA(1)            22,800         926,332
------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA, Sponsored ADR         11,400         337,725
------------------------------------------------------------------------------------
Banco Totta & Acores, B Shares(1)                           56,000       1,553,672
------------------------------------------------------------------------------------
Banque Audi SAL GDR, B Shares(1)                            18,000         522,000
------------------------------------------------------------------------------------
Banque Libanaise Pour Le Commercial, GDR(1)                 30,500         568,825
------------------------------------------------------------------------------------
Commercial International Bank, Sponsored GDR                37,500         620,625
------------------------------------------------------------------------------------
Espirito Santo Financial Group, ADR                         20,000         492,500

12  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

                                                                                Market Value
                                                                    Shares      See Note 1
==============================================================================================
Banks (continued)
Grupo Financiero Banorte SA de CV, Series B(1)                       430,000      $  623,544
----------------------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV, Series B                          165,000         530,414
----------------------------------------------------------------------------------------------
PT Pan Indonesia Bank                                              1,100,000          77,193
----------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR
Representing 500 Units of one Preferred Share of Unibanco and
one Preferred Share of Unibanco Holdings SA                           18,000         616,500
                                                                                  ------------
                                                                                   8,778,710
----------------------------------------------------------------------------------------------
Diversified Financial--9.5%
Banco BHIF, Sponsored ADR                                             73,500       1,047,375
----------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS ADR                                      70,000         945,000
----------------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.(1)                              5,000         383,767
----------------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd.(1)                  4,040           9,137
----------------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd.                     2,160           4,935
----------------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd., GDR(2)           150,000       2,362,500
----------------------------------------------------------------------------------------------
London Forfaiting Co. plc                                            126,500         874,787
                                                                                  ------------
                                                                                   5,627,501
----------------------------------------------------------------------------------------------
Insurance--3.6%
Adamjee Insurance Co. Ltd.                                           322,500         608,636
----------------------------------------------------------------------------------------------
Aksigorta AS                                                      11,375,000         665,133
----------------------------------------------------------------------------------------------
Liberty Life Assn. of Africa Ltd.                                     27,700         840,836
                                                                                  ------------
                                                                                   2,114,605
----------------------------------------------------------------------------------------------
Industrial--3.3%
----------------------------------------------------------------------------------------------
Industrial Services--2.0%
Cia de Saneamento Basico do Estado de Sao Paulo                    4,650,126         964,873
----------------------------------------------------------------------------------------------
MRC Allied Industries, Inc.(1)                                     4,400,000          66,165
----------------------------------------------------------------------------------------------
Noble Group Ltd.(1)                                                  550,000         129,250
                                                                                  ------------
                                                                                   1,160,288
----------------------------------------------------------------------------------------------
Transportation--1.3%
Asian Terminals, Inc.                                              3,099,000         192,619
----------------------------------------------------------------------------------------------
Guangshen Railway Co. Ltd., Sponsored ADR                             46,000         595,125
                                                                                  ------------
                                                                                     787,744
----------------------------------------------------------------------------------------------
Technology--0.9%
----------------------------------------------------------------------------------------------
Telecommunications-Technology--0.9%
Ericsson Telecomunicacoes SA                                      15,700,000         529,282
----------------------------------------------------------------------------------------------
Plessey Corp. Ltd.(1)                                                 20,000          27,522
                                                                                  ------------
                                                                                     556,804



13  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

                                                                                      Market Value
                                                                           Shares     See Note 1
----------------------------------------------------------------------------------------------------
 Utilities--10.6%
----------------------------------------------------------------------------------------------------
Electric Utilities--4.1%
Cia de Eletricidade do Estado da Bahia(1)                                16,560,000     $1,075,521
----------------------------------------------------------------------------------------------------
Cia Paranaense Energia, Sponsored ADR, Preference B Shares                  106,800      1,361,700
                                                                                         -----------
                                                                                         2,437,221
----------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Primagaz Rt.                                                                 13,500        362,251
----------------------------------------------------------------------------------------------------
Telephone Utilities--5.9%
----------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                          15,700,000      1,548,948
----------------------------------------------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro SA, Preference                         7,418,554      1,024,015
----------------------------------------------------------------------------------------------------
Telefonica del Peru SA, ADR                                                  26,400        499,950
----------------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(1)                                            33,000        429,000
                                                                                         -----------
                                                                                         3,501,913
                                                                                         -----------
Total Common Stocks (Cost $51,604,933)                                                  49,793,916


                                                                   Units
====================================================================================================
Rights, Warrants and Certificates--0.0%
----------------------------------------------------------------------------------------------------
Cia de Saneamento Basico do Estado de Sao Paulo Rts., Exp. 3/98               3,506             --
----------------------------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00                                       371,500          3,129
                                                                                         -----------
Total Rights, Warrants and Certificates (Cost $3,112)                                        3,129


                                                                      Face
                                                                      Amount(3)
==================================================================================================
U.S. Government Obligations--6.2%
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 5.85%, 2/15/27(4)                         $  1,500,000        273,829
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.093%, 8/15/27(4)                          18,900,000      3,388,997
                                                                                         -----------
Total U.S. Government Obligations (Cost $3,507,932)                                      3,662,826
====================================================================================================
Corporate Bonds and Notes--1.0%
----------------------------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, 19.28% Nts., 12/5/02
(Cost $585,738)(5)(6) MXP                                                 4,800,000        566,666
====================================================================================================
Repurchase Agreements--9.8%
----------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.63%, dated
2/27/98, to be repurchased at $5,802,721 on 3/2/98, collateralized by U.S. Treasury Nts., 5.50%--6%, 9/30/98--9/30/99, with a value of
$5,923,291 (Cost $5,800,000)                                              5,800,000      5,800,000
----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $61,501,715)                                100.9%    59,826,537
----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                         ( 0.9)      (505,290)
                                                                         ------------ --------------
Net Assets                                                                    100.0%   $59,321,247
                                                                         ============ ==============



14  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,223,174 or 10.49% of the Fund's net assets as of February 28, 1998.

3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: MXP--Mexican Peso

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Represents the current interest rate for a variable rate security.

6. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:


Country                       Market Value                 Percent
---------------------------------------------------------------------------
Brazil                        $10,720,439                      17.9%
United States                   9,955,326                      16.6
India                           5,553,144                       9.3
Mexico                          4,830,437                       8.1
Portugal                        4,514,394                       7.5
South Africa                    3,773,061                       6.3
Singapore                       3,204,286                       5.4
Argentina                       2,557,555                       4.3
Lebanon                         2,090,320                       3.5
Turkey                          1,610,133                       2.7
Chile                           1,540,375                       2.6
Greece                          1,261,575                       2.1
Egypt                           1,163,995                       1.9
Hong Kong                       1,106,372                       1.8
Israel                            882,000                       1.5
Great Britain                     874,787                       1.5
Thailand                          709,670                       1.2
Pakistan                          608,636                       1.0
China                             595,125                       1.0
Russia                            555,996                       0.9
Poland                            517,605                       0.9
Peru                              499,950                       0.8
Hungary                           362,251                       0.6
Philippines                       258,784                       0.4
Indonesia                          80,321                       0.2
                              -----------                     -----
Total                         $59,826,537                     100.0%
                              ===========                     =====

See accompanying Notes to Financial Statements.

15  Oppenheimer Developing Markets Fund

 Statement of Assets and Liabilities February 28, 1998 (Unaudited)


--------------------------------------------------------------------------------

========================================================================================
Assets
Investments, at value (cost $61,501,715)--see accompanying statement        $59,826,537
----------------------------------------------------------------------------------------
Cash                                                                            120,805
----------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                              413,135
Interest                                                                         33,182
Investments sold                                                                 19,281
----------------------------------------------------------------------------------------
Deferred organization costs--Note 1                                              22,138
----------------------------------------------------------------------------------------
Other                                                                             4,004
                                                                            -----------
Total assets                                                                 60,439,082
========================================================================================
Liabilities
Unrealized depreciation on forward foreign currency exchange
contracts--Note 5                                                                   637
----------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                           944,021
Shares of beneficial interest redeemed                                           78,621
Distribution and service plan fees                                               16,098
Trustees' fees--Note 1                                                           15,422
Transfer and shareholder servicing agent fees                                    10,384
Other                                                                            52,652
                                                                            -----------
Total liabilities                                                             1,117,835
========================================================================================
Net Assets                                                                  $59,321,247
                                                                            ===========
========================================================================================
Composition of Net Assets
Paid-in capital                                                             $64,309,658
----------------------------------------------------------------------------------------
Overdistributed net investment income                                          (132,574)
----------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions                                            (3,182,326)
----------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                (1,673,511)
                                                                            -----------
Net assets                                                                  $59,321,247
                                                                            ===========



16  Oppenheimer Developing Markets Fund

==========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $37,160,326 and 3,251,517 shares of beneficial interest outstanding)           $ 11.43
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                       $ 12.13
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,760,845
and 1,561,955 shares of beneficial interest outstanding)                          $ 11.37
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,400,076
and 387,258 shares of beneficial interest outstanding)                            $ 11.36

See accompanying Notes to Financial Statements.

17  Oppenheimer Developing Markets Fund

 Statement of Operations For the Six Months Ended February 28, 1998 (Unaudited)


--------------------------------------------------------------------------------

===========================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $7,973)                     $    378,484
-------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $9,019)                           235,378
                                                                           ----------------
Total income                                                                    613,862
===========================================================================================
Expenses
Management fees--Note 4                                                         293,941
-------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                          39,865
Class B                                                                          96,202
Class C                                                                          19,369
-------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                           132,064
-------------------------------------------------------------------------------------------
Custodian fees and expenses                                                      82,126
-------------------------------------------------------------------------------------------
Shareholder reports                                                              39,708
-------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                              17,002
-------------------------------------------------------------------------------------------
Legal and auditing fees                                                           9,637
-------------------------------------------------------------------------------------------
Registration and filing fees                                                      1,288
-------------------------------------------------------------------------------------------
Other                                                                             3,648
                                                                           ----------------
Total expenses                                                                  734,850
===========================================================================================
Net Investment Loss                                                            (120,988)
===========================================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                    (442,437)
Foreign currency transactions                                                (1,889,660)
                                                                           ----------------
Net realized loss                                                            (2,332,097)
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                     582,585
Translation of assets and liabilities denominated in foreign currencies      (3,446,358)
                                                                           ----------------
Net change                                                                   (2,863,773)
                                                                           ----------------
Net realized and unrealized loss                                             (5,195,870)
===========================================================================================
Net Decrease in Net Assets Resulting from Operations                       $ (5,316,858)
                                                                           ================

See accompanying Notes to Financial Statements.


18  Oppenheimer Developing Markets Fund

 Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                   Six Months Ended      Period Ended
                                                                   February 28, 1998     August 31,
                                                                   (Unaudited)           1997(1)
=======================================================================================================
Operations
Net investment income (loss)                                          $   (120,988)      $   275,409
-------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (2,332,097)        1,264,096
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                   (2,863,773)        1,190,262
                                                                      ------------       -----------
Net increase (decrease) in net assets
resulting from operations                                               (5,316,858)        2,729,767
=======================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                   (246,881)               --
Class B                                                                    (28,438)               --
Class C                                                                    (13,196)               --
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                 (1,271,390)               --
Class B                                                                   (679,602)               --
Class C                                                                   (163,333)               --
=======================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                  4,097,991        35,563,435
Class B                                                                     (8,110)       19,948,692
Class C                                                                  1,154,476         3,554,694
=======================================================================================================
Net Assets
Total increase (decrease)                                               (2,475,341)       61,796,588
-------------------------------------------------------------------------------------------------------
Beginning of period                                                     61,796,588                --
                                                                      ------------       -----------
End of period [including undistributed (overdistributed) net
investment income of $(132,574) and $276,929, respectively]           $ 59,321,247       $61,796,588
                                                                      ============       ===========

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

See accompanying Notes to Financial Statements.


19  Oppenheimer Developing Markets Fund

 Financial Highlights

--------------------------------------------------------------------------------

                                      Class A                     Class B                     Class C
                                      --------------------------- --------------------------- ----------------------------
                                      Six Months                  Six Months                  Six Months
                                      Ended          Period       Ended          Period       Ended          Period
                                      February 28,   Ended        February 28,   Ended        February 28,   Ended
                                      1998           August 31,   1998           August 31,   1998           August 31,
                                      (Unaudited)    1997(1)      (Unaudited)    1997(1)      (Unaudited)    1997(1)
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning
of period                                $12.82        $10.00        $12.73        $10.00        $12.74         $10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                 --           .07          (.06)          .03          (.05)           .04
Net realized and
unrealized gain (loss)                     (.84)         2.75          (.82)         2.70          (.83)          2.70
Total income (loss) from
investment operations                      (.84)         2.82          (.88)         2.73          (.88)          2.74
--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                          (.09)           --          (.02)           --          (.04)            --
Distributions from net
realized gain                              (.46)           --          (.46)           --          (.46)            --
                                         ------        ------        ------        ------        ------         ------
Total dividends and
distributions to shareholders              (.55)           --          (.48)           --          (.50)            --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.43        $12.82        $11.37        $12.73        $11.36         $12.74
                                         ======        ======        ======        ======        ======         ======
==========================================================================================================================
Total Return, at Net Asset Value(2)        6.22%        28.20%        (6.63)%       27.30%        (6.63)%        27.40%
==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                          $37,160       $37,613       $17,761       $20,470        $4,400         $3,713
--------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                          $35,961       $17,852       $19,385       $ 7,802        $3,910        $1,560
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)              (0.08)%        1.45%        (0.95)%        0.87%        (0.79)%         0.98%
Expenses(4)                                2.19%         1.94%         2.98%         2.78%         2.96%          2.77%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                 48.5%         26.7%         48.5%         26.7%         48.5%          26.7%
Average brokerage
commission rate(6)                      $0.0019       $0.0012       $0.0019       $0.0012       $0.0019        $0.0012


20  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $28,354,368 and $26,508,393, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

21  Oppenheimer Developing Markets Fund

Notes to Financial Statements (Unaudited)
================================================================================
1. Significant Accounting Policies
Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


22  Oppenheimer Developing Markets Fund

================================================================================
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1998, a provision of $14,196 was made for the Fund's projected benefit obligations and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $13,474 at February 28,
1998.
--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


23  Oppenheimer Developing Markets Fund

================================================================================
1. Significant Accounting Policies (continued)
Organization Costs. The Manager advanced $26,486 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


24  Oppenheimer Developing Markets Fund

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                              Six Months Ended Feb. 28, 1998    Period Ended August 31, 1997(1)
                              ------------------------------    ------------------------------
                                Shares        Amount             Shares        Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                             2,006,979    $  23,682,198       4,247,882    $  52,288,386
Dividends and distributions
reinvested                         137,984        1,466,775              --               --
Redeemed                        (1,826,853)     (21,050,982)     (1,314,475)     (16,724,951)
                                ----------    -------------      ----------    -------------
Net increase                       318,110    $   4,097,991       2,933,407    $  35,563,435
                                ==========    =============      ==========    =============
------------------------------------------------------------------------------------------------
Class B:
Sold                               693,454    $   8,235,293       1,782,562    $  22,206,999
Dividends and distributions
reinvested                          64,718          686,008              --               --
Redeemed                          (803,783)      (8,929,411)       (174,996)      (2,258,307)
                                ----------    -------------      ----------    -------------
Net increase (decrease)            (45,611)   $      (8,110)      1,607,566    $  19,948,692
                                ==========    =============      ==========    =============
------------------------------------------------------------------------------------------------
Class C:
Sold                               232,973    $   2,786,100         342,441    $   4,208,237
Dividends and distributions
reinvested                          15,549          164,660              --               --
Redeemed                          (152,707)      (1,796,284)        (50,998)        (653,543)
                                ----------    -------------      ----------    -------------
Net increase                        95,815    $   1,154,476         291,443    $   3,554,694
                                ==========    =============      ==========    =============

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.
================================================================================
3. Unrealized Gains and Losses on Investments

At February 28, 1998, net unrealized depreciation on investments of $1,674,065 was composed of gross appreciation of $4,732,835, and gross depreciation of $6,406,900.


25  Oppenheimer Developing Markets Fund

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets, 0.95% of the next $250 million, 0.90% of the next $500 million and 0.85% of average annual net assets in excess of $1 billion.

              For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $190,676, of which $58,082 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $215,897 and $17,737, respectively, of which $25,125 was paid to an affiliated broker/dealer for Class B. During the six months ended February 28, 1998, OFDI received contingent deferred charges of $15,987 and $1,754, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1998, OFDI paid $3,791 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


26  Oppenheimer Developing Markets Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI retained $87,922 and $15,118, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At February 28, 1998, OFDI had incurred excess distribution and servicing costs of $564,023 for Class B and $49,461 for Class C.
================================================================================
5. Forward Contracts
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.


27  Oppenheimer Developing Markets Fund

================================================================================
5. Forward Contracts (continued)
Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At February 28, 1998, the Fund had outstanding forward contracts as follows:

                                Expiration   Contract Amount      Valuation as of     Unrealized
                                Date         (000s)               February 28, 1998   Depreciation
---------------------------------------------------------------------------------------------------
Contracts to Purchase
-------------------------------
Philippines Peso (PHP)          3/3/98       492   PHP           $ 12,330             $ 62
South African Rand (ZAR)        3/3/98       1,229 ZAR            248,509              575
                                                                                      ----
Total Unrealized Depreciation                                                         $637
                                                                                      ====

================================================================================
6. Illiquid and Restricted Securities

At February 28, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at February 28, 1998 was $566,666, which represents 0.96% of the Fund's net assets.


28  Oppenheimer Developing Markets Fund

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              For the period ended February 28, 1998, the Fund had borrowings of $6,000,000 outstanding over a two-day period at an average interest rate of 6.069%. The Fund had no borrowings outstanding at February 28, 1998.


29  Oppenheimer Developing Markets Fund

 Oppenheimer Developing Markets Fund

================================================================================
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Rajeev Bhaman, Vice President
                        Frank Jennings, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor      OppenheimerFunds, Inc.

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Distributor             OppenheimerFunds Distributor, Inc.

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Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
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Custodian of Portfolio  The Bank of New York
Securities
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Independent Auditors    KPMG Peat Marwick LLP

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Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                        This is a copy of a report to shareholders of Oppenheimer Developing Markets Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Developing Markets Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


30  Oppenheimer Developing Markets Fund

 OppenheimerFunds Family


=======================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund
=======================================================================================
Global Stock Funds
---------------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund      Quest Global Value Fund
International Small          Global Fund                    Global Growth & Income Fund
 Company Fund
=======================================================================================
Stock Funds
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Enterprise Fund              MidCap Fund                    Growth Fund
Discovery Fund               Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund       Quest Value Fund
=======================================================================================
Stock & Bond Funds
---------------------------------------------------------------------------------------
Main Street Income &         Total Return Fund              Disciplined Allocation Fund
 Growth Fund                 Quest Growth & Income          Multiple Strategies Fund
Quest Opportunity             Value Fund                    Convertible Securities Fund(1)
 Value Fund                  Equity Income Fund
=======================================================================================
Taxable Bond Funds
---------------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund           U.S. Government Trust
World Bond Fund              Strategic Income Fund          Limited-Term Government Fund
High Yield Fund              Bond Fund
=======================================================================================
Municipal Bond Funds
---------------------------------------------------------------------------------------
California Municipal Fund(2) Pennsylvania Municipal Fund(2) Rochester Division:
Florida Municipal Fund(2)    Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(2) Insured Municipal Fund         Limited Term New York
New York Municipal Fund(2)   Intermediate Municipal Fund     Municipal Fund
=======================================================================================
Money Market Funds(3)
---------------------------------------------------------------------------------------
Money Market Fund            Cash Reserves

1. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

31  Oppenheimer Developing Markets Fund

 Information and services
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Internet
24-hr access to account
information. Online
transactions now available

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www.oppenheimerfunds.com
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General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

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1-800-525-7048
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Account Transactions
Mon-Fri 8:30am-8pm ET

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1-800-852-8457
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PhoneLink
24-hr automated information and automated transactions

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1-800-533-3310
---------------------------


Telecommunication Device for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

---------------------------
1-800-843-4461
---------------------------


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

---------------------------
1-800-835-3104
---------------------------


RS0785.001.0298 April 29, 1998



As an Oppenheimer fund shareholder, you have some special privileges. Whether
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account access, you can benefit from services designed to make investing
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      And when you need help, our Customer Service Representatives are only a
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      You can count on us whenever you need assistance. That's why the
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      So call us today, or visit us at our website at
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